Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

ARK 21Shares Active Bitcoin Futures Strategy ETF (ARKA)
ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ)
ARK 21Shares Blockchain and Digital Economy Innovation ETF (ARKD)

September 8, 2025
Supplement to the
Summary Prospectuses dated January 31, 2025 and
Prospectus and Statement of Additional Information,
each dated January 31, 2025, as previously supplemented
The Board of Trustees of EA Series Trust (the “Trust”) approved a proposal to liquidate the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active Ethereum Futures Strategy ETF, and ARK 21Shares Blockchain and Digital Economy Innovation ETF (each, a “Fund”, and together, the “Funds”), each a series of the Trust. Each Fund will be liquidated and dissolved on or about September 26, 2025 (the “Liquidation Date”).
To provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, effective immediately, each Fund will begin liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objectives and strategies stated in the Funds’ Prospectus. The liquidation of each Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by the applicable Fund and its respective shareholders.
Each Fund will no longer accept orders for new creation units after the close of business on September 25, 2025, and trading in shares of each Fund will be halted prior to market open on the Liquidation Date. On the Liquidation Date, each Fund will redeem all of its outstanding shares at their net asset value, and proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date. On the Liquidation Date, all outstanding shares of each Fund will be cancelled, and each Fund will cease operations.
Shareholders may sell their holdings of a Fund on the Fund’s exchange until the Liquidation Date and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. There can be no assurance that there will be an active trading market for Fund shares prior to the Liquidation Date.
Shareholders who continue to hold shares of a Fund on the Fund’s Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Fund’s exchange prior to the Liquidation Date.
Prior to the Liquidation Date, each Fund may declare and pay its respective shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.
Each Fund may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to a Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
Additionally, the address of each Fund, the Trust, and the Funds’ investment adviser is 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073. References in the Prospectus and Statement of Additional Information to the prior address should be disregarded.

Please retain this Supplement for future reference.